Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
EXCHANGE ACT RULE 13a-14(a)

I, Henry Dubois, certify that:

1.I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of BlackSky Technology Inc.; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	April 16, 2026	By:	/s/ Henry Dubois
Henry Dubois
Chief Financial Officer (Principal Financial Officer)